Principal Exchange-Traded Funds
Supplement dated March 31, 2025
to the Prospectus dated November 1, 2024
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL INTERNATIONAL EQUITY ETF
Delete the Investment Advisor section and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Paul H. Blankenhagen (since 2024), Portfolio Manager
•George P. Maris (since 2024), Portfolio Manager
•Matthew Peron (since 2025), Portfolio Manager

MANAGEMENT OF THE FUNDS
Under Portfolio Managers, add the following alphabetically to the list of portfolio managers:
Matthew Peron has been with Principal® since 2025. Prior to that, Mr. Peron was the Global Head of Solutions at Janus Henderson Investors since 2023 and Director of Research from 2020 to 2024. He earned a bachelor’s degree in Electrical Engineering from Swarthmore College and an M.B.A. from the University of Chicago.
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